UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2025
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
On June 23, 2025, StoneX Group Inc. (the “Company”) announced the commencement of an offering by its wholly-owned subsidiary, StoneX Escrow Issuer LLC (the “Offering”) pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of $625 million in aggregate principal amount of senior secured notes due 2032 (the “Notes”). StoneX Escrow Issuer LLC was created solely to issue the Notes in connection with the Company's proposed acquisition of R.J. O'Brien (the "Merger"). Upon the closing of the Merger, StoneX Escrow Issuer LLC will merge with and into the Company, and the Company will assume the obligations under the Notes.
In connection with the Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated June 23, 2025. The preliminary offering memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company.
Pursuant to Regulation FD, the Company is furnishing herewith such information, in the general form presented in the preliminary offering memorandum, as Exhibit 99.1 to this Form 8-K.
Item 8.01. Other Events
On June 23, 2025, the Company issued a press release pursuant to Rule 135c under the Securities Act regarding commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.2.
The offer and sale of the Notes and related guarantees have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction, and the Notes and related guarantees may not be offered or sold in the United States absent registration or applicable exemptions from registration requirements.
Cautionary Note Regarding Forward-Looking Statements
Certain statements herein that are not historical facts are "forward-looking" statements and "safe harbor statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in the Company's public filings with the Securities and Exchange Commission. Forward-looking statements are based on management's current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, the closing of the offering and expected use of proceeds. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, we caution you against relying on any of these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks and other factors described in the Company's periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No. Description
99.1     Excerpts from preliminary offering memorandum of StoneX Group Inc., dated June 23, 2025.
99.2     Press release dated June 23, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
June 23, 2025	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer